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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                             April 23, 2009
                             --------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Exhibits
---------

99.1 Press release dated April 23, 2009

Item 8.01:  Other Events
------------------------

On April 23, 2009 Westamerica Bancorporation declared a quarterly cash dividend. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.





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                              Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    JOHN "ROBERT" THORSON
-------------------------------------------------
John "Robert" Thorson
Senior Vice President and Chief Financial Officer
April 23, 2009






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INDEX TO EXHIBITS
-----------------

                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-6
                         April 23, 2009






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Exhibit 99.1:
-------------


FOR IMMEDIATE RELEASE

April 23, 2009


WESTAMERICA BANCORPORATION INCREASES
QUARTERLY CASH DIVIDEND


San Rafael, CA:	The Board of Directors of Westamerica Bancorporation (NASDAQ:
WABC) today declared a quarterly cash dividend of $0.35 per share on common stock outstanding to shareholders of record at the close of business on May 4, 2009. The dividend is payable May 15, 2009.

Chairman, President and CEO David Payne stated, "This dividend recognizes Westamerica's healthy level of capital, asset quality and operating earnings."

On April 17, 2009, Westamerica reported $52 million in net income for the three months ended March 31, 2009.

Westamerica Bancorporation, through its wholly owned subsidiary, Westamerica Bank, operates branches throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
               Westamerica Bancorporation
               Robert A. Thorson - SVP & Chief Financial Officer
               707-863-6840


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FORWARD-LOOKING INFORMATION:
---------------------------

This press release contains forward-looking statements about Westamerica Bancorporation for which it claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to:(i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of the Company or its management or board of directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as "believes", "anticipates", "expects", "intends", "targeted", "projected", "continue", "remain", "will", "should", "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

These forward-looking statements are based on Management's current knowledge and belief and include information concerning the Company's possible or assumed future financial condition and results of operations. A number of factors, some of which are beyond the Company's ability to predict or control, could cause future results to differ materially from those contemplated. The Company's most recent annual report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission describes some of these factors. These factors include but are not limited to (1) the length and severity of current difficulties in the national and California economies and the effects of federal government efforts to address those difficulties; (2) continued low liquidity levels in capital markets; (3) fluctuations in asset prices including, but not limited to, stocks, bonds, real estate, and commodities; (4) the effect of acquisitions and integration of acquired businesses including the recently acquired County Bank; (5) economic uncertainty created by terrorist threats and attacks on the United States, the actions taken in response, and the uncertain effect of these events on the national and regional economies; (6) changes in the interest rate environment; (7) changes in the regulatory environment; (8) significantly increasing competitive pressure in the banking industry; (9) operational risks including data processing system failures or fraud; (10) volatility of rate sensitive loans, deposits and investments; (11) asset/liability management risks and liquidity risks; and
(12) changes in the securities markets. The Company undertakes no obligation to update any forward-looking statements to reflect circumstances or events that occur after the date forward-looking statements are made.

Forward-looking statements speak only as of the date they are made.


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